PRO URO CARE INC.	CENTRAL BANK
6440 FLYING CLOUD DRIVE	6640 SHADY OAK ROAD	Loan Number	926315001
EDEN PRAIRIE, MN 55344	EDEN PRAIRIE, MN 55344	Date	01-17-2013
		Maturity Date	01-17-2014
		Loan Amount	$100,025.00
BORROWER'S NAME AND ADDRESS	LENDER’S NAME AND ADDRESS	Renewal Of	926315001
"I", "me" and "my" means each borrower above,	"You" and "your” means the lender, its successors	LO/LP INIT	JH/DHJ
together and separately.	and assigns.

I promise to pay you, at your address listed above, the PRINCIPAL sum of ONE HUNDRED THOUSAND TWENTY FIVE AND NO/l00__ Dollars $ 100,025.00

☒	Single Advance: I will receive all of the loan amount on 01-17-2013 . There will be no additional advances under this note.
☐	Multiple Advance: The loan amount shown above is the maximum amount I can borrow under this note. On __________________________
I will receive $ __________ and future principal advances are permitted.

Conditions: The conditions for future advances are

☐	Open End Credit: You and I agree that I may borrow up to the maximum amount more than one time. All other conditions of this note apply to this feature. This feature expires on ______________________________________________

☐	Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from 01-17-2013 at the rate of 5.000 % per year until 01-18-2013

☒	Variable Rate: This rate may then change as stated below.
☒	Index Rate: The future rate will be 1.000 PERCENT ABOVE the following index rate: THE BASE RATE ON CORPORATE LOANS POSTED BY AT

LEAST 70% OF THE 10 LARGEST U.S. BANKS KNOWN AS THE WALL STREET JOURNAL U.S. PRIME RATE.

☐	No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.
☒	Frequency and Timing: The rate on this note may change as often as EVERY DAY BEGINNING 01-18-2013

A change in the interest rate will take effect ON THE SAME DAY

☒	Limitations: During the term of this loan, the applicable annual interest rate will not be more than N/A% or less than

_________ 5.000%. The rate may not change more than                    % each _____________________

Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

☒	The amount of each scheduled payment will change. [X] The amount of the final payment will change.
☐	______________________________________________________________________________________________________________

ACCRUAL METHOD: You will calculate interest on a ACTUAl/360 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

☒	on the same fixed or variable rate basis in effect before maturity (as indicated above).
☐	at a rate equal to __________________________________________________________________________________________________
☒	LATE CHARGE: If I make a payment more than 10 days after it is due, I agree to pay a late charge of 5.000% OF THE LATE AMOUNT
☒	ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [X] are [ ] are not included in the principal amount above: DOCUMENTATION FEE $20.00
☒	Authority: The interest rate and other charges for this loan are authorized by .MS 334.01 SUBD 2 _

PAYMENTS: I agree to pay this note as follows:

ON DEMAND, BUT IF NO DEMAND IS MADE THEN 11 MONTHLY INTEREST PAYMENTS RANGING FROM $388.99 TO $430.66 BEGINNING 02-17-2013 AND 1 PAYMENT OF $100,455.66 ON 01-17-2014. THIS IS A VARIABLE RATE LOAN AND THE PAYMENT AMOUNTS MAY CHANGE. THE FINAL PAYMENT MAY ALSO CHANGE. THE ACTUAL AMOUNT OF MY FINAL PAYMENT WILL DEPEND ON MY PAYMENT RECORD.

ADDITIONAL TERMS:

☒ SECURITY: This note is separately secured by (describe separate	PURPOSE: The purpose of this loan is WORKING CAPITAL
document by type and date): PERSONAL GUARANTY DATED 01-17-2013 AND
CONSUMER SECURITY AGREEMENT DATED 1-17-2012	SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE
(INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.
(This section. is tor your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)	PRO URO CARE INC.

/s/Richard B. Thon
Signature for Lender	RICHARD B. THON, CFO

/s/Jerry Hentges	/s/Richard C. Carlson
JERRY HENTGES, BRANCH PRESIDENT	RICHARD C. CARLSON, CEO

UNIVERSAL NOTE	(Page 1 of 2)

DEFINITIONS: As used on page 1, “[X]”means the terms that apply to		REAL ESTATE OR RESIDENCE SECURITY: If I am giving you any real
this loan. "I", "me" or “my" means each Borrower who signs this note		estate or a residence that is personal property, as security for this note, I
and each other person or legal entity (including guarantors, endorsers,		have signed a separate security agreement. Default and your remedies for
and sureties) who agrees to pay this note (together referred. to as "us").		default are determined by applicable law and by the security agreement.
You or your means the Lender and Its successors and assigns.		Default and your remedies may also be determined by the "Default" and
APPLlCABLE LAW: Minnesota law controls this note. Any term of this		paragraphs below, to the extent they are not prohibited by
note which violates Minnesota law is not effective unless the law		law or contrary to the security agreement.
permits you and me to agree to a variation.		DEFAULT: l will be in default if any of the following happen:
If any provision of this agreement IS unenforceable, the rest of the	(1)	.I fail to make a payment on time or in the amount due;
agreement remains in force. I may not change this agreement without	(2)	I fail to keep the property insured, if required;
your express written consent. Time IS of the essence in this agreement.	(3)	I fail to pay, or keep any promise, on any debt or agreement I have
COMMISSIONS OR OTHER REMUNERATION: I understand and agree that		with you;
any insurance premiums paid to insurance companies as part of this note	(4)	any other creditors of mine try to collect any debt l owe them
will Involve money retained by you or paid back to you as commissions or		through court proceedings;
other remuneration.	(5)	I die, am declared incompetent, make an assignment for the benefit
In addition, I understand and agree that some other payments to third		of creditors, or become insolvent (either because my liabilities
parties as part of this note may also Involve money retained by you or		exceed my assets or I am unable to pay my debts as they become
paid back to you as commissions or other remuneration.		due);
PAYMENTS: You will apply each payment I make on this note first to any	(6)	I make any written statement or provide any financial information
amount l owe you for charges which are neither interest nor principal.		that is untrue or inaccurate when it was provided;
You will apply the rest of each payment to any unpaid interest, and then	(7)	I do or fail to do something which causes you to believe that you
to the unpaid principal. If you and I agree to a different application of		will have difficulty collecting the amount l owe you;
payments, we will describe our agreement on this note.	(8)	any collateral securing this note is used in a manner or for a
I may prepay all or part of this loan without penalty unless we agree to		purpose which threatens confiscation by a legal authority;
something different on this note. Any partial prepayment I make will not	(9)	I change my name or assume an additional name without first
excuse or reduce any later scheduled payment until this note is paid in full		notifying you;
(unless, when I make the prepayment, you and I agree in writing to the	(10)	I fail to plant, cultivate and harvest crops in due season;
contrary).	(11)	any loan proceeds are used for a purpose that will contribute to
INTEREST: Interest accrues on the principal remaining unpaid from time		excessive erosion of highly erodible land, or to the conversion of
to time, until paid in full. If you give me my loan money in more than one		wetlands to produce an agricultural commodity, as explained in 7
advance, each advance will start to earn interest only when I receive it.		C.F.R. Part 1940, Subpart G, Exhibit M.
The interest rate in effect on this note at any time will apply to all the		REMEDIES: If I am in default on this note, you have, but are not limited
money you advance at that time. Regardless of anything in this document		to, the following remedies:
that might imply otherwise, I will not pay and you will not charge a rate	(1)	You may demand immediate payment of everything l owe under
of interest that is higher than the maximum rate of interest you could		this note;
charge under applicable law for the credit you give me (before or after	(2)	You may set off this debt against any right I have to the payment
maturity).		of money from you, subject to the terms of the " SET-OFF"
If you send any erroneous notice of interest, we mutually agree to		paragraph;
correct it. If you collect more interest than the law and this agreement	(3)	You may demand security, additional security, or additional parties
allow, you agree to refund it to me.		to be obligated to pay this note as a condition for not using any
INDEX RATE: The index will serve only as a device for setting the rate on		other remedy;
this note. You do not guarantee by selecting this index, or the margin,	(4)	You may refuse to make advances to me or allow me to make
that the rate on this note will be the same rate you charge on any other		credit purchases;
loans or class of loans to me or other borrowers.	(5)	You may use any remedy you have under state or federal law.
ACCRUAL METHOD: You will calculate the amount of interest I will pay		If you choose one of these remedies, you do not give up your right to
on this loan using the interest rate and accrual method on page 1 of this		use any other remedy later. By waiving your right to declare an event to
note. When calculating interest, you will use the accrual method to		be a default, you do not waive your right to later consider the event as a
determine the number of days in a "year." If you do not state an accrual		default if it continues or happens again.
method, you may use any reasonable accrual method to calculate		COLLECTION COSTS AND ATTORNEY'S FEES: I will pay all costs of
interest.		collection, replevin (an action for the recovery of property wrongfully
POST MATURITY RATE: In deciding when the "Post Maturity Rate" (on		taken or detained), or any other or similar type of cost if I am in default.
page 1) applies, "maturity" means: 1.) The date of the last scheduled		In addition, if you hire an attorney to collect this note, I will pay
payment indicated on page 1 of this note, or; 2.) The date you accelerate		attorney's fees plus court costs (except where prohibited by law). To the
payment on the note, whichever is earlier.		extent permitted by the United States Bankruptcy Code, I will also pay
SINGLE ADVANCE LOANS: If this is a single advance loan, you and I		the reasonable attorney's fees and costs you are charged to collect this
expect that you will make only one advance of principal. However, you		debt as awarded by any court under the Bankruptcy Code's jurisdiction.
may add other amounts to the principal if you make any payments		WAIVER: I give up my rights to require you to:
described in the" PAYMENTS BY LENDER" paragraph below.	(1)	demand payment of amounts due (presentment);
MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I	(2)	obtain official certification of nonpayment (protest);
expect that you will make more than one advance of principal. If this is	(3)	give notice that amounts due have not been paid (notice of
closed-end credit, I am not entitled to additional credit if I repay a part of		dishonor).
the principal.		I waive any defenses I have based on suretyship or impairment of
PAYMENTS BY LENDER: If you are authorized to pay, on my behalf,		collateral.
charges I am obligated to pay (such as property insurance premiums),		OBLIGATIONS INDEPENDENT: I must pay this note even if someone else
then you may treat those payments made by you as advances and add		has also agreed to pay it (by, for example, signing this form or a separate
them to the unpaid principal under this note. Or, you may demand		guarantee or endorsement).
immediate payment of the charges.		You may sue me alone, anyone else obligated on this note, or any
SET-OFF: You may set off any amount due and payable under this note		number of us together, to collect this note. You may do so without any
against any right I have to receive money from you.		notice that it has not been paid (notice of dishonor).
"Right to receive money from you" means:		You may, without notice, release any party to the agreement without
(1) any deposit account balance I have with you;		releasing any other party.
(2) any money owed to me on an item presented to you or in your		If you give up any of your rights, with or without notice, it will not
possession for collection or exchange; and		affect my duty to pay this note.
(3) any repurchase agreement or other nondeposit obligation.		Any extension of new credit to any of us, or renewal of this note by
"Any amount due and payable under this note" means the total		all or less than all of us, will not release me from my duty to pay it. (Of
amount of which you are entitled to demand payment under the terms of		course, you are entitled to only one payment in full.) You may extend this
this note at the time you set off. This total includes any balance the due		note or the debt represented by this note, or any portion of the note or
date for which you properly accelerate under this note.		debt, from time to time without limit or notice. You may do this without
If someone who has not agreed to pay this note also owns my right to		affecting my liability for payment of the note.
receive money from you, your set-off right will apply to my interest in the		I will not assign my obligation under this agreement without your prior
obligation, and to any other amounts I could withdraw on my sole request		written approval.
or endorsement.		FINANCIAL INFORMATION: I will provide you, at your request, accurate,
Your set-off right does not apply to an account or other obligation		correct and complete financial statements or information you need.
where my rights are only as a representative. It also does not apply to		NOTICE: Unless otherwise required by law, you will give any notice to me
any Individual Retirement Account or other tax-deferred retirement		by delivering it or mailing it by first class mail to my last known address.
account.		My current address is on page 1. I will inform you in writing of any
You will not be liable for the dishonor of any check when the dishonor		change in my address. I will give any notice to you by mailing it first class
occurs because you set off this debt against one of my accounts. I will		to your address stated on page 1 of this agreement, or to any other
assume the liability and relieve you of all responsibility for any such claim		address you give me.
that occurs if you set off this debt against one of my accounts.

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